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August 27, 2024

Dear Shareholder,

Thank you for being a part of the Aspiration community, and an investor in the Aspiration Redwood Fund (the “Fund”).  Aspiration Fund Adviser, LLC (the “Adviser”) remains committed to the Fund’s environmental, social and governance (“ESG”) investment strategy and to seek to maximize total return, consisting of capital appreciation and current income, and by investing in companies based on their fundamental valuation profile in addition to evaluating specific sustainability factors.

We wanted to inform you that on October 31, 2022, a principal owner of Aspiration Partners LLC (“Aspiration Partners”) and entities affiliated with the principal owner (collectively, the “Guarantors”) defaulted on a loan agreement pursuant to which the Guarantors had pledged shares of Aspiration Partners.  Because Aspiration Partners is the parent entity of the Fund’s investment adviser, the default could be deemed a change of control of the Adviser and an assignment of the last investment advisory agreement approved by shareholders of the Fund (the “Previous Advisory Agreement”) for purposes of the Investment Company Act of 1940 (the “1940 Act”) and therefore resulting in the automatic termination of the investment advisory agreement.

Information regarding the Previous Advisory Agreement relating to this event was not disclosed to investors in the Fund’s registration statement. Although the Fund does not believe that there has been any material misrepresentation to shareholders regarding the Previous Advisory Agreement in connection with these events, we are writing to offer you the opportunity to rescind any purchases of shares of the Fund (“Eligible Shares”) that you made between October 31, 2022 and August 27, 2024 (the “Affected Period”).  In other words, if you accept the rescission offer in accordance with the terms described below in this letter, the Fund would buy back your Eligible Shares for the price described in this letter, meaning it would be as if the purchase had never happened. As described in detail below, if you have received any dividends in the form of cash or additional shares, those will be reduced from the amount reimbursed.

As background, to provide continuity in the operation of the Fund, on November 25, 2023, the Board approved an Interim Advisory Agreement between Aspiration Funds (the “Trust”), on behalf of the Fund, and the Adviser, (the “Initial Interim Advisory Agreement”). The Initial Interim Advisory Agreement had identical terms and conditions as the Previous Advisory Agreement, except for the effective and termination dates, a provision requiring that the advisory fees payable to the Adviser during the 150-day period following the June 26, 2023 share transfer be held in escrow consistent with the requirements of Rule 15a-4, and other immaterial changes. At a meeting held on December 18, 2023, the Board called a shareholder meeting to consider the approval of a new Investment Advisory Agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and Mission Investment Advisors LLC (the “New Adviser”).  To provide additional time for the Fund to solicit shareholders to consider the New Advisory Agreement, on December 18, 2023, the Board unanimously approved a Second Interim Investment Advisory Agreement (the “Second Interim Advisory Agreement”) that has substantively identical terms and conditions as the Initial Interim Advisory Agreement. Consistent with SEC staff guidance, the Adviser has agreed that it will not take any compensation after the 150-day period described above expired. The Board has approved extensions of the Second Interim Advisory Agreement through September 30, 2024. For more information about these arrangements, please see the Fund’s semiannual shareholder report for the period ended March 31, 2024 and prospectus supplement dated August 15, 2024.

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Terms of the Rescission Offer
The Fund is offering to rescind all sales of Eligible Shares for the following amount: (1) your purchase price for the shares; (2) plus interest, calculated from the purchase date until the date the rescission payment is made by the Eligible Fund using the greater of (i) the interest rate for Federal judgments, determined in accordance with the rate and method of calculation set forth in 28 U.S.C.ss.1961(a) and (b), or (ii) the applicable interest rate designated by the state law of the state of your residence; (3) minus any dividends declared and paid or payable with respect to such shares.  In addition, for shares redeemed prior to receiving this redemption offer, your prior redemption proceeds would be subtracted from the amount payable under this rescission offer.

Neither the Securities and Exchange Commission (“SEC”) nor any state securities commission has approved or disapproved this rescission offer or determined whether this document is truthful or complete.  Any representation to the contrary is a criminal offense.

Additional Background Information

As described above, a principal owner of Aspiration Partners and entities affiliated with the principal owner (collectively, the “Guarantors”) defaulted on a loan agreement pursuant to which the Guarantors had pledged shares of Aspiration Partners.  Because Aspiration Partners is the parent entity of the Fund’s investment adviser, the default could be deemed a change of control of the Adviser and an assignment of the last investment advisory agreement approved by shareholders of the Fund for purposes of the 1940 Act and therefore resulting in the automatic termination of the investment advisory agreement. Because information regarding the Fund’s advisory contract relating to this event were not disclosed to shareholders in the Fund’s registration statement, purchasers who bought shares of the Fund may be able to assert claims against the Fund under federal or state securities laws.  While the Fund would assert any appropriate defenses to any such claims, to reduce the risk of potential future claims and as a way to make purchasers of Eligible Shares whole without necessitating litigation, and to permit the Fund to proceed with a proxy to seek shareholder approval of the New Advisory Agreement, among other items to be disclosed to shareholders of record as of the date specified in the proxy statement, the Fund is offering to rescind the purchases of Eligible Shares made during the affected period on the terms provided in this letter.

For purposes of federal securities laws, non-acceptance of this rescission offer may not terminate a purchaser’s right to bring a civil action against the Fund before expiration of the applicable statute of limitations.  If such an action were brought against the Fund by a purchaser who does not accept this rescission offer, the Fund would expect to assert, among other defenses, that the purchaser is precluded from bringing the claim since rescission was offered and rejected by that purchaser.

The actual cost of the rescission offer cannot be determined at this time because the number of shares purchased by the Fund pursuant to the rescission offer will depend upon a number of factors, including how many shareholders accept the rescission offer.  However, the Fund is not expected to bear any costs or expenses associated with this rescission offer.  The Investment Adviser has agreed to pay directly and/or reimburse the Fund for the full cost of conducting this rescission offer.

As described above, the interest rate to be paid to each purchaser who validly accepts the rescission offer will be calculated using the greater of (i) the interest rate for Federal judgments, determined in accordance with the rate and method of calculation set forth in 28 U.S.C.ss.1961(a) and (b), or (ii) the applicable interest rate designated by the state law of the state of your residence.  Federal law does not mandate the interest rate that should be used if a rescission offer is made.

Shares issued upon the reinvestment of dividends are not Eligible Shares.

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Important U.S. Federal Income Tax Information
For U.S. federal income tax purposes, the rescission offer with respect to our shares is intended to constitute a taxable redemption of shares for cash. As such, a purchaser with a taxable account, who accepts the rescission offer should generally recognize capital gain (or loss) to the extent that the amount distributed to the purchaser in exchange for the rescinded shares exceeds (or is less than) the purchaser’s tax basis (the amount paid by such purchaser) for those shares.  However, the law applicable to the rescission offer is somewhat unclear, and the U.S. Internal Revenue Service will not be precluded from asserting a position contrary to or otherwise different from the positions summarized in this discussion or otherwise re-characterizing the transaction in whole or in part; it is possible that our rescission offer, if accepted, would be characterized as the return of the original purchase price, which would be nontaxable, plus the payment of interest, which would be taxable as ordinary interest income.  Any amounts previously distributed as a dividend with respect to rescinded shares should also generally be included in income as a dividend.  Accepting the rescission offer may also have state income and other tax consequences. Amounts distributed to a purchaser that is a tax advantaged retirement plan will not be taxed currently. Please consult your tax advisor to determine the particular tax consequences to you (including the application and effect of any state, local or foreign income and other tax laws).
Individual Circumstances Vary
You should carefully consider whether it is in your best interests to participate in this rescission offer.  In deciding whether to accept or reject this rescission offer, you should consider your individual circumstances and consult with your financial, tax or other adviser.  You should also carefully read this letter and the Fund’s prospectus dated February 1, 2024.  Copies of the prospectuses have been filed with the SEC and were sent to shareholders of the Fund.  You may obtain additional copies free of charge by calling (800) 683-8529, by accessing the documents on the Fund’s website at www.aspiration.com, or by accessing the documents on the SEC’s website at www.sec.gov.
How to Reject the Rescission Offer
If you wish to retain your shares and you do not wish to accept this rescission offer, you do not need to respond to this letter.
How to Accept the Rescission Offer
If you decide to rescind any purchases of Eligible Shares, please complete the form on the following page/the enclosed form and send it via U.S. Mail to:

Aspiration Funds c/o Aspiration Partners, Inc
Attn: Shareholder Services
PO Box 4365
Rocky Mount, North Carolina 27803-0365

Your response must be postmarked by September 27, 2024.  No request to rescind share purchases will be accepted unless it is either (1) received by the Fund by September 27, 2024 or (2) mailed and postmarked by that date.

If you have any questions, please contact the Fund at (800) 683-8529.

Very truly yours,

Tim Newell
President and Principal Executive Officer
Aspiration Funds

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ACCEPTANCE OF RESCISSION OFFER FORM

Number of Shares Purchased	Purchase Date	Number of Shares Redeemed[1]	Redemption Date[1]

1 Complete column only if the shares purchased were previously redeemed.

The undersigned (fill in language here as to agreeing to sell shares)

____________________________ Signature
____________________________ Print Name
____________________________ Account number
____________________________ Date